UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 19, 2013

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 19, 2013, Martin Marietta Materials, Inc. (the “Corporation”) formed a wholly-owned subsidiary, Martin Marietta Funding LLC (“Funding”), in connection with establishing a $150,000,000 one-year trade receivables securitization facility (the “AR Credit Facility”) with SunTrust Bank (“SunTrust”) and other lenders that may become a party to the facility from time to time. The AR Credit Facility may be extended by agreement of the Corporation, Funding, SunTrust, and the other lenders, if any.

The AR Credit Facility is backed by trade receivables originated by the Corporation or by certain of its subsidiaries and acquired by the Corporation, which the Corporation then sells or contributes to Funding. Funding’s borrowings bear interest at one-month LIBOR plus 0.60%, subject to change in the event that this rate no longer reflects the lender’s cost of lending. Funding has the right to increase the amount of the facility by up to an additional $100,000,000 in increments of no less than $25,000,000, subject to receipt of lender commitments for the increased amount.

The AR Credit Facility includes cross-default provisions related to the Corporation’s $350,000,000 revolving credit agreement and $250,000,000 term loan.

Certain agreements relating to the AR Credit Facility are filed as exhibits hereto and are incorporated herein by reference, and the description of the AR Credit Facility contained herein is qualified in its entirety by the terms of these agreements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.01

Credit and Security Agreement, dated as of April 19, 2013, among Martin Marietta Funding LLC, as borrower, Martin Marietta Materials, Inc., as servicer, and SunTrust Bank, as lender together with the other lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders.

10.02	Purchase and Contribution Agreement, dated as of April 19, 2013, between Martin Marietta Materials, Inc., as seller and as servicer, and Martin Marietta Funding LLC, as buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: April 24, 2013	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

10.01

Credit and Security Agreement, dated as of April 19, 2013, among Martin Marietta Funding LLC, as borrower, Martin Marietta Materials, Inc., as servicer, and SunTrust Bank, as lender together with the other lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders.

10.02	Purchase and Contribution Agreement, dated as of April 19, 2013, between Martin Marietta Materials, Inc., as seller and as servicer, and Martin Marietta Funding LLC, as buyer.